SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                         FORM 8-K/A


                       CURRENT REPORT



Pursuant  to  Section 13 or 15(d)  of  the  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 19, 1997


                  UNITED MOBILE HOMES, INC.
    (Exact name of registrant as specified in its charter)



  New Jersey                        0-13130               22-1890929
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)     Identification Number)



       125 Wyckoff Road, Eatontown, NJ  07724
     (Address of principal executive offices)



     Registrant's telephone number, including area code  (732) 389-3890




     (Former name or former address, if changed since last report.)

This Form 8K/A is filed to include the audited Statement of Revenue and Certain Expenses for the property acquired for the year ended December 31, 1997.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

      Pursuant to Regulation S-X, Rule 3-14, Registrant is required to present, for the most recent fiscal year, an audited income statement for the property acquired. The property was acquired from an unrelated party. The following is the audited Statement of Revenue and Certain Expenses for the property known as Waterfalls Village for the year ended December 31, 1997:






                     WATERFALLS VILLAGE

          STATEMENT OF REVENUE AND CERTAIN EXPENSES

            FOR THE YEAR ENDED DECEMBER 31, 1997


          Revenue
            Rental and related income                $739,000
                                                      _______

          Certain expenses
            Real estate taxes                         175,000
            Utilities                                  34,000
            Trash collection                           21,000
            Other operating expenses                   46,000
                                                      _______
                                                      276,000
                                                      _______

          Revenue in excess of certain expenses      $463,000
                                                      =======


     The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses

                     WATERFALLS VILLAGE

     NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

            FOR THE YEAR ENDED DECEMBER 31, 1997


1. ORGANIZATION AND OPERATION OF PROPERTY

     Waterfalls Village, (the Property) is a 202 space manufactured home community located in Hamburg, NY. The
Property was acquired by United Mobile Homes, Inc. (the
Company) on December 19, 1997.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.  BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

     The accompanying financial statement is not representative of the actual operations for the period presented, as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the future operations of the Property, have been excluded. Expenses excluded consist of depreciation, interest, amortization and other expenses not directly related to the future operations of the Property.

     B.  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     C.  REVENUE RECOGNITION

     Sites are rented on a month to month basis. Rents are recognized as earned.

                 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
United Mobile Homes, Inc.

     We have audited the accompanying Statement of Revenue and Certain Expenses for the property known as Waterfalls
Village for the year ended December 31, 1997. This financial statement is the responsibility of management.
Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of United Mobile Homes, Inc.) and is not intended to be a complete presentation of Waterfalls Village's revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for Waterfalls Village, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                   /s/ KPMG Peat Marwick

Short Hills, New Jersey
January 19, 1998

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UNITED MOBILE HOMES, INC.




                                /s/ Anna T. Chew
                                ANNA T. CHEW
                                Vice President



     Date       February 11, 1998